TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus,

and Statement of Additional Information

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Transamerica Multi-Manager International Portfolio

At a meeting of the Board of Trustees (the “Board”) of Transamerica Multi-Manager International Portfolio (the “Fund”) held on March 19 and 20, 2014, the Board approved a restructuring of the Fund from a fund of funds that invests its assets in underlying Transamerica Funds, to a fund sub-advised by Rockefeller and Co., Inc. (“Rockefeller”). Morningstar Associates (“Morningstar”) currently serves as portfolio construction manager to the Fund. The Board also approved an amendment to the Fund’s investment advisory agreement to increase the investment advisory fee payable to the Fund’s investment adviser, Transamerica Asset Management, Inc., a new investment sub-advisory agreement with Rockefeller, pursuant to which Rockefeller would serve as sub-adviser to the Fund following the restructuring replacing Morningstar, and the use by the Fund of the “manager of managers” exemptive order granted on August 5, 1998 by the Securities and Exchange Commission, each subject to approval by the Fund’s shareholders.

A proxy statement is expected to be mailed to the shareholders of the Fund in the second quarter of 2014.

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Investors Should Retain this Supplement for Future Reference

March 27, 2014

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